UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016 (June 16, 2016)

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 W. Camelback Road Phoenix, Arizona		85017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 639-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2016, Grand Canyon Education, Inc., a Delaware corporation (the “Company”) held its 2016 Annual Meeting of Stockholders. The total number of shares of the Company’s common stock, par value of $0.01 per share, voted in person or by proxy at the Annual Meeting was 42,347,551, representing approximately 91% of the 46,619,009 shares that were outstanding and entitled to vote. The following matters, which were described in the Company definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2016, were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each such matter is set forth below.

1)	The stockholders elected the nominees listed below as Directors of the Company, each to serve until the Company’s 2017 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or until his or her earlier resignation or removal.

	For	Against	Abstain	Non Votes
Brent D. Richardson	40,653,835	767,739	88,511	837,466
Brian E. Mueller	41,404,323	17,851	87,911	837,466
David J. Johnson	36,675,130	4,747,009	87,946	837,466
Jack A. Henry	36,915,694	4,506,480	87,911	837,466
Bradley A. Casper	40,758,152	664,099	87,834	837,466
Kevin F. Warren	41,107,018	315,121	87,946	837,466
Sara R. Dial	36,683,082	4,735,469	91,534	837,466

2)	The stockholders approved the provisions of our Annual Cash Incentive Plan setting forth the material terms of the performance goals in accordance with Internal Revenue Code Section 162(m).

	For	Against	Abstain	Broker Non Votes
Cash Incentive Plan	40,435,167	295,070	779,848	837,466

3)	The stockholders approved the provisions of our 2008 Equity Incentive Plan setting forth the material terms of the performance goals in accordance with Internal Revenue Code Section 162(m).

	For	Against	Abstain	Broker Non Votes
Equity Incentive Plan	27,106,629	13,623,551	779,905	837,466

4)	The stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to remove a provision that has been determined to be invalid.

	For	Against	Abstain	Broker Non Votes
Amendment	41,400,698	7,258	102,129	837,466

5)	The stockholders approved, on an advisory basis, the compensation of our named executive officers.

	For	Against	Abstain	Broker Non Votes
Compensation of Officers	39,425,147	1,617,177	467,761	837,466

6)	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

	For	Against	Abstain
Ratification of KPMG LLP	42,193,434	65,092	89,025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: June 22, 2016	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)